Exhibit 6.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of February 21, 2006, by and among CaminoSoft Corp., a California corporation (the “Company”), and the undersigned investors (individually, a “Purchaser” and collectively the “Purchasers”).

RECITALS

WHEREAS, pursuant to a Stock Purchase Agreement dated as of the date hereof (the “Stock Purchase Agreement”), certain of the Purchasers have acquired from the Company an aggregate of 697,674 shares (the “Purchaser Shares”) of the Company’s Common Stock, no par value per share (the “Common Stock”), and the Purchasers have acquired from the Company Warrants to purchase up to an aggregate of 150,000 shares of Common Stock (the “Warrant Shares” and, together with the Purchaser Shares, collectively, the “Shares”);

WHEREAS, the Company wishes to grant the Purchasers certain registration rights in respect of the Shares, as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein hereby agree as follows:

1.  Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Effectiveness Date” means, with respect to any Registration Statement required to be filed pursuant to Section 2 hereof, a date no later than one hundred eighty (180) days following the date hereof.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Holder” or “Holders” means the Purchaser or any of its affiliates or transferees to the extent any of them hold Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” shall mean (i) the Shares, and any shares of capital stock of the Company into which the Shares are convertible or exercisable, (ii) any Common Stock issued or issuable at any time or from time to time in respect of the Shares upon a stock split, stock dividend, recapitalization, exchange or other similar event involving the Company, and (iii) the Additional Shares (as defined below).

“Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Security Agreement” has the meaning given to such term in the Preamble hereto.

“Trading Market” means any of the NASD Over The Counter Bulletin Board, NASDAQ SmallCap Market, the NASDAQ National Market, the American Stock Exchange or the New York Stock Exchange

2.  Registration.

(a)  The Company shall prepare and file with the Commission a Registration Statement covering the Registrable Securities for a selling stockholder resale offering to be made on a continuous basis pursuant to Rule 415. The Company shall cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its reasonable commercial efforts to cause each Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date. The Company shall use its reasonable commercial efforts to keep each Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities covered by such Registration Statement have been sold or (ii) all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (each, an “Effectiveness Period”).

If: (i) any Registration Statement is not filed on or prior to the applicable Effectiveness Date for such Registration Statement; (ii) a Registration Statement filed hereunder is not declared effective by the Commission by the applicable Effectiveness Date; (iii) after a Registration Statement is filed with and declared effective by the Commission, a Discontinuation Event (as hereafter defined) shall occur and be continuing (but not including a Discontinuation Event described in clause (i) or (ii) of the definition of “Discontinuation Event” below to the extent that the shares of Common Stock registered pursuant to such Registration Statement subject of such Discontinuation Event shall remain freely tradeable by the Holder despite the occurrence of such Discontinuation Event), or such Registration Statement ceases to be effective (by suspension or otherwise) as to all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period applicable to such Registration Statement (without being succeeded immediately by an additional Registration Statement filed and declared effective), for a period of time which shall exceed 30 days in the aggregate per year or more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date such Registration Statement is declared effective); or (iv) the Common Stock is not listed or quoted, or is suspended from trading on any Trading Market for a period of three (3) consecutive Trading Days (provided the Company shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another Trading Market); (any such failure or breach being referred to as an “Event,” and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 day or 20 consecutive day period (as the case may be) is exceeded, or for purposes of clause (iv) the date on which such three (3) Trading Day period is exceeded, being referred to as an “Event Date”), then as partial relief for the damages to the Purchaser by reason of the occurrence of any such Event (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall issue to the Holders, for each day that an Event has occurred and is continuing, an aggregate of one thousand (1,000) shares of Common Stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or similar events occurring after the date hereof) (the “Additional Shares”). The Additional Shares shall be issued to the Holders (at no cost to the Holders) in proportion to the number Registrable Securities held by such Holder on the Event Date.

(b)  Within three business days of the Effectiveness Date, the Company shall cause its counsel to issue a blanket opinion to the Company’s transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the Holder and confirmation by the Holder that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 2(b) shall be delivered to the Holder within the time frame set forth above.

(c)  The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company, within ten calendar days after written request therefor has been made by the Company, such information regarding the distribution of such Holder’s Registrable Securities as is required by law to be disclosed in the Registration Statement (the “Requisite Information”).

(i)  The Company shall file prospectus supplements pursuant to Rule 424 under the Securities Act (or any successor provision thereto) to supplement the Prospectus, or, if necessary, amend the applicable Registration Statement, to include in the Prospectus the Requisite Information as to each Holder (and the Registrable Securities held by such Holder) that provides notice to the Company of the Requisite Information. The Company shall provide each Holder a copy (or, to any Holder, such larger number of copies as such Holder shall request) of such Prospectus as so supplemented, or included in an amended Registration Statement, containing the Requisite Information within three business days of filing such Prospectus with the Commission in order to permit such Holder to comply with the prospectus delivery requirements of the Securities Act in a timely manner with respect to any proposed disposition of such Holder’s Registrable Securities.

(ii)  No Holder shall be entitled to use the Prospectus if such Holder shall have failed to furnish the information required by this Section 2(c), and such information with respect to such Holder shall have been included in the Prospectus, unless the Company shall have failed timely to fulfill its obligations under this Section. If any information furnished to the Company by a Holder for inclusion in a Registration Statement or the Prospectus becomes materially misleading, such Holder agrees (i) to furnish promptly to the Company all information required to be disclosed in such Registration Statement in order to make the information previously furnished to the Company not materially misleading and (ii) to stop selling or offering for sale Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of the copies of a supplemented or amended Prospectus correcting such disclosure. The Company shall have no obligation to keep a Prospectus usable with respect to a particular Holder or to give notice that a Prospectus is not usable by such Holder to the extent such Prospectus is not usable by such Holder because current Requisite Information with respect to such Holder is not included therein because such Holder has not provided such information to the Company in accordance with this Section 2(c).

3.  Registration Procedures. Whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a)  prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause such Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Holders copies of all filings and Commission letters of comment relating thereto;

(b)  prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

(c)  furnish to each Holder such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as such Holder may reasonably request to facilitate the public sale or disposition of the Registrable Securities covered by such Registration Statement;

(d)  use its commercially reasonable efforts to register or qualify the Holders’ Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Holders may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)  list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

(f)  immediately notify the Holders at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(g)  make available for inspection by the Holders and any attorney, accountant or other agent retained by the Holders, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Holders.

4.  Registration Expenses. All expenses relating to the Company’s compliance with Sections 2 and 3 hereof, including, without limitation, all registration, listing, qualification and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Holders are called “Registration Expenses”. All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called “Selling Expenses.” The Company shall be responsible for and pay all Registration Expenses.

5.  Indemnification.

(a)  In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, and its officers, directors and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Purchaser or any such person in writing specifically for use in any such document.

(b)  In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, each Purchaser will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by such Purchaser to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Purchaser will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of such Purchaser specifically for use in any such document. Notwithstanding the provisions of this paragraph, no Purchaser shall be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by such Purchaser in respect of Registrable Securities in connection with any such registration under the Securities Act.

(c)  Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel; provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

(d)  In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) a Purchaser, or any officer, director or controlling person of such Purchaser, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of a Purchaser or such officer, director or controlling person of such Purchaser in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and such Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Purchaser is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement; provided, however, that, in any such case, (A) such Purchaser will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

6.  Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Purchasers to any transferee of all or any portion of the Registrable Securities if (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transferee shall be an “accredited investor” as that term defined in Rule 501 of Regulation D promulgated under the Securities Act.

7.  Miscellaneous.

(a)  Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(b)  Entire Agreement; Delays or Omissions. This Agreement, the Stock Purchase Agreement and the Warrants constitute the full and entire understanding and agreement between the parties with regard to the subject hereof. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(c)  Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement.

(d)  Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. For purposes of this Agreement, a “Discontinuation Event” shall mean (i) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)  Piggy-Back Registrations. If at any time during any Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities required to be covered during such Effectiveness Period and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement.

(f)  Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates generally to the rights of all Holders and that does not directly or indirectly affect the rights of specific Holders in a manner different from other Holders may be given by Holders of at least a majority of the Registrable Securities; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)  Notices. Any notice or request hereunder may be given to the Company or the Purchaser at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 7(g). Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail, Federal Express or other national overnight next day carrier (collectively, “Courier”) or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) business days after the date when deposited in the mail or with the overnight mail carrier, in the case of a Courier, the next business day following timely delivery of the package with the Courier, and, in the case of a telecopy, when confirmed. The address for such notices and communications shall be as follows:

If to the Company:	CaminoSoft Corp. 600 Hampshire Road, Suite 105 Westlake Village, California 91361 Attention: Chief Executive Officer Facsimile: (805) 370-3200

with a copy to:

Troy & Gould, P.C. 1801 Century Park East, Suite 1600 Los Angeles, California 90067 Attention: David L. Ficksman, Esq. Facsimile: (310) 201-4746

If to a Purchaser:	c/o RENN Capital Group, Inc. 8080 North Central Expressway, Suite 210 Dallas, Texas 75206 Attention: Russell Cleveland Facsimile: (214) 891-8291

with a copy to:

Haynes and Boone, LLP 2505 North Plano Road, Suite 4000 Richardson, Texas 75082 Attention: David H. Oden, Esq. Facsimile: (972) 692-9029

If to any other Person who is then the registered Holder:	To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter in accordance with this Section 7(g) by such Person.

(h)  Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the holders of the majority of the Registrable Securities then outstanding (assuming full exercise of the Warrants).

(i)  Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)  Governing Law, Jurisdiction and Venue. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located Dallas, Texas with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. All parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect any party’s right to serve process in any other manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The party which does not prevail in any dispute arising under this Agreement shall be responsible for all fees and expenses, including attorneys’ fees, incurred by the prevailing party in connection with such dispute.

(k)  Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)  Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Blank]

Exhibit 6.3

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

CaminoSoft Corp.

By:
Michael Skelton
Chief Executive Officer

PURCHASERS:

Renaissance Capital Growth & Income Fund III, Inc.

By:
Russell Cleveland
President

Renaissance US Growth Investment Trust PLC

By:	RENN Capital Group, Inc.
Its:	Investment Manager

By:
Russell Cleveland
President

BFS US Special Opportunities Trust PLC

By:	RENN Capital Group, Inc.
Its:	Investment Manager

By:
Russell Cleveland
President

Signature Page to Registration Rights Agreement